                                                                       EXHIBIT 9

                         ILLUSTRATIONS OF CASH VALUES,
                     SURRENDER VALUES, AND DEATH BENEFITS

     The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.

     The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.94%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 1.01%. KILICO anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

     The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard Class (NT) is the lower of (a) 0.55% annually of Cash Value for the first ten Policy Years and 0.25% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NT) is the lower of (a) 0.45% annually of Cash Value for the first ten Policy Years and 0.20% thereafter or (b) the guaranteed cost of insurance charge. We may change the current asset based cost of insurance charge. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the approximate net annual investment rate of return of -0.94%, 5.06% and 11.06%, respectively. Cost of insurance rates vary by age, sex, and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

     The values shown are for Policies issued to standard non-tobacco Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

     The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

     Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                                  INDIVIDUAL
       MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                       $54,658 INITIAL SPECIFIED AMOUNT

                      VALUES -- CURRENT COST OF INSURANCE

                               0% Hypothetical            6% Hypothetical              12% Hypothetical
                           Gross Investment Return    Gross Investment Return      Gross Investment Return
                          -------------------------  --------------------------  ---------------------------
             Premium
 Policy     Paid Plus     Cash   Surrender   Death    Cash   Surrender   Death    Cash    Surrender   Death
  Year    Interest at 5%  Value    Value    Benefit  Value     Value    Benefit   Value     Value    Benefit
  ---     --------------  -----    -----    -------  -----     -----    -------   -----     -----    -------
    1          10,500     9,690      8,788   54,658  10,278      9,323   54,658   10,865      9,857   54,658
    2          11,025     9,361      8,510   54,658  10,532      9,578   54,658   11,772     10,764   54,658
    3          11,576     9,042      8,259   54,658  10,794      9,865   54,658   12,758     11,800   54,658
    4          12,155     8,733      8,074   54,658  11,063     10,236   54,658   13,829     12,997   54,658
    5          12,763     8,433      7,872   54,658  11,339     10,607   54,658   14,993     14,261   54,658
    6          13,401     8,143      7,673   54,658  11,623     10,991   54,658   16,257     15,626   54,658
    7          14,071     7,862      7,478   54,658  11,915     11,383   54,658   17,631     17,100   54,658
    8          14,775     7,589      7,286   54,658  12,215     11,784   54,658   19,124     18,693   54,658
    9          15,513     7,325      7,097   54,658  12,523     12,192   54,658   20,746     20,415   54,658
   10          16,289     7,069      7,039   54,658  12,840     12,810   54,658   22,508     22,478   54,658
   11          17,103     6,876      6,846   54,658  13,272     13,242   54,658   24,618     24,588   54,658
   12          17,959     6,687      6,657   54,658  13,719     13,689   54,658   26,930     26,900   54,658
   13          18,856     6,503      6,473   54,658  14,182     14,152   54,658   29,462     29,432   54,658
   14          19,799     6,323      6,293   54,658  14,662     14,632   54,658   32,235     32,205   54,658
   15          20,789     6,147      6,117   54,658  15,159     15,129   54,658   35,273     35,243   54,658
   16          21,829     5,975      5,945   54,658  15,674     15,644   54,658   38,599     38,569   56,355
   17          22,920     5,807      5,777   54,658  16,208     16,178   54,658   42,243     42,213   59,985
   18          24,066     5,643      5,613   54,658  16,761     16,731   54,658   46,233     46,203   63,802
   19          25,270     5,483      5,453   54,658  17,333     17,303   54,658   50,604     50,604   67,809
   20          26,533     5,327      5,297   54,658  17,927     17,897   54,658   55,423     55,423   72,050
   25          33,864     4,598      4,568   54,658  21,230     21,200   54,658   87,345     87,345  104,814
   30          43,219     3,949      3,919   54,658  25,173     25,143   54,658  137,654    137,654  158,302
   35          55,160     3,372      3,342   54,658  29,880     29,850   54,658  216,939    216,939  227,786
   40          70,400     2,859      2,829   54,658  35,497     35,467   54,658  341,890    341,890  358,984
   45          89,850     2,403      2,373   54,658  42,202     42,172   54,658  538,809    538,809  565,749

ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  INDIVIDUAL
       MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                       $54,658 INITIAL SPECIFIED AMOUNT

                    VALUES -- GUARANTEED COST OF INSURANCE

                               0% Hypothetical            6% Hypothetical              12% Hypothetical
                           Gross Investment Return    Gross Investment Return      Gross Investment Return
                          -------------------------  --------------------------  ---------------------------
             Premium
 Policy     Paid Plus     Cash   Surrender   Death    Cash   Surrender   Death    Cash    Surrender   Death
  Year    Interest at 5%  Value    Value    Benefit  Value     Value    Benefit   Value     Value    Benefit
  ---     --------------  -----    -----    -------  -----     -----    -------   -----     -----    -------
    1          10,500     9,638      8,771   54,658  10,226      9,306   54,658   10,814      9,841   54,658
    2          11,025     9,248      8,436   54,628  10,421      9,507   54,628   11,685     10,687   54,628
    3          11,576     8,857      8,120   54,598  10,615      9,731   54,598   12,587     11,660   54,598
    4          12,155     8,467      7,857   54,568  10,806     10,028   54,568   13,589     12,787   54,568
    5          12,763     8,074      7,565   54,538  10,993     10,301   54,538   14,677     13,975   54,538
    6          13,401     7,678      7,264   54,508  11,177     10,575   54,508   15,859     15,257   54,508
    7          14,071     7,278      6,951   54,478  11,354     10,852   54,478   17,143     16,642   54,478
    8          14,775     6,873      6,626   54,448  11,525     11,123   54,448   18,539     18,138   54,448
    9          15,513     6,461      6,286   54,418  11,687     11,386   54,418   20,059     19,758   54,418
   10          16,289     6,040      6,040   54,388  11,840     11,840   54,388   21,713     21,713   54,388
   11          17,103     5,637      5,637   54,358  12,042     12,042   54,358   23,634     23,634   54,358
   12          17,959     5,218      5,218   54,328  12,232     12,232   54,328   25,739     25,739   54,328
   13          18,856     4,778      4,778   54,298  12,407     12,407   54,298   28,047     28,047   54,298
   14          19,799     4,313      4,313   54,268  12,563     12,563   54,268   30,581     30,581   54,268
   15          20,789     3,820      3,820   54,238  12,696     12,696   54,238   33,364     33,364   54,238
   16          21,829     3,295      3,295   54,208  12,802     12,802   54,208   36,427     36,427   54,208
   17          22,920     2,733      2,733   54,178  12,877     12,877   54,178   39,794     39,794   56,507
   18          24,066     2,130      2,130   54,148  12,917     12,917   54,148   43,477     43,477   59,998
   19          25,270     1,482      1,482   54,118  12,916     12,916   54,118   47,505     47,505   63,557
   20          26,533      $781       $781   54,088  12,867     12,867   54,088   51,912     51,912   67,485
   25          33,864         0          0   10,000  11,539     11,539   53,938   81,098     81,098   97,318
   30          43,219         0          0   10,000   6,918      6,918   53,788  126,251    126,251  145,189
   35          55,160         0          0   10,000       0          0   10,000  196,559    196,559  206,387
   40          70,400         0          0   10,000       0          0   10,000  307,564    307,564  322,942
   45          89,850         0          0   10,000       0          0   10,000  475,410    475,410  499,180

ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 SURVIVORSHIP
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                    MALE STANDARD NON-SMOKER ISSUE AGE [45]
                   FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$10,000] INITIAL PREMIUM
                       $88,962 INITIAL SPECIFIED AMOUNT

                      VALUES -- CURRENT COST OF INSURANCE

                               0% Hypothetical               6% Hypothetical                 12% Hypothetical
                           Gross Investment Return       Gross Investment Return         Gross Investment Return
                          -------------------------     --------------------------     ---------------------------
             Premium
 Policy     Paid Plus     Cash   Surrender   Death       Cash   Surrender   Death       Cash    Surrender   Death
  Year    Interest at 5%  Value    Value    Benefit     Value     Value    Benefit      Value     Value    Benefit
  ---     --------------  -----    -----    -------     -----     -----    -------      -----     -----    -------
    1          10,500     9,736      8,830   88,962     10,326      9,367    88,962     10,917      9,904   88,962
    2          11,025     9,449      8,590   88,962     10,633      9,670    88,962     11,886     10,878   88,962
    3          11,576     9,170      8,377   88,962     10,949     10,008    88,962     12,944     11,987   88,962
    4          12,155     8,898      8,227   88,962     11,276     10,444    88,962     14,101     13,269   88,962
    5          12,763     8,633      8,059   88,962     11,614     10,882    88,962     15,365     14,633   88,962
    6          13,401     8,371      7,889   88,962     11,961     11,329    88,962     16,743     16,111   88,962
    7          14,071     8,113      7,718   88,962     12,315     11,784    88,962     18,245     17,713   88,962
    8          14,775     7,857      7,544   88,962     12,677     12,246    88,962     19,882     19,451   88,962
    9          15,513     7,602      7,298   88,962     13,047     12,616    88,962     21,667     21,235   88,962
   10          16,289     7,347      7,317   88,962     13,422     13,392    88,962     23,611     23,581   88,962
   11          17,103     7,151      7,121   88,962     13,882     13,852    88,962     25,859     25,829   88,962
   12          17,959     6,959      6,929   88,962     14,358     14,328    88,962     28,322     28,292   88,962
   13          18,856     6,772      6,742   88,962     14,852     14,822    88,962     31,018     30,988   88,962
   14          19,799     6,589      6,559   88,962     15,363     15,333    88,962     33,971     33,941   88,962
   15          20,789     6,410      6,380   88,962     15,894     15,864    88,962     37,205     37,175   88,962
   16          21,829     6,235      6,205   88,962     16,444     16,414    88,962     40,748     40,718   88,962
   17          22,920     6,064      6,034   88,962     17,013     16,983    88,962     44,631     44,601   88,962
   18          24,066     5,897      5,867   88,962     17,604     17,574    88,962     48,886     48,856   88,962
   19          25,270     5,734      5,704   88,962     18,216     18,186    88,962     53,553     53,553   88,962
   20          26,533     5,575      5,545   88,962     18,851     18,821    88,962     58,706     58,706   88,962
   25          33,864     4,830      4,800   88,962     22,390     22,360    88,962     93,070     93,070  111,684
   30          43,219     4,166      4,136   88,962     26,624     26,594    88,962    147,166    147,166  169,240
   35          55,160     3,574      3,544   88,962     31,690     31,660    88,962    232,510    232,510  244,135
   40          70,400     3,047      3,017   88,962     37,753     37,723    88,962    367,395    367,395  385,765
   45          89,850     2,576      2,546   88,962     45,007     44,977    88,962    580,455    580,455  609,478

ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 SURVIVORSHIP
       MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                    MALE STANDARD NON-SMOKER ISSUE AGE [45]
                   FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$10,000] INITIAL PREMIUM
                       $83,962 INITIAL SPECIFIED AMOUNT

                    VALUES -- GUARANTEED COST OF INSURANCE


                               0% Hypothetical               6% Hypothetical                 12% Hypothetical
                           Gross Investment Return       Gross Investment Return         Gross Investment Return
                          -------------------------     --------------------------     ---------------------------
             Premium
 Policy     Paid Plus     Cash   Surrender   Death       Cash   Surrender   Death       Cash    Surrender   Death
  Year    Interest at 5%  Value    Value    Benefit     Value     Value    Benefit      Value     Value    Benefit
  ---     --------------  -----    -----    -------     -----     -----    -------      -----     -----    -------
    1          10,500     9,736      8,860   88,962     10,326      9,397   88,962      10,917      9,904   88,962
    2          11,025     9,449      8,620   88,932     10,532      9,699   88,932      11,586     10,908   88,932
    3          11,576     9,170      8,407   88,902     10,949     10,037   88,902      12,944     12,016   88,902
    4          12,155     8,898      8,257   88,872     11,278     10,474   88,872      14,101     13,298   88,872
    5          12,763     8,632      8,089   88,842     11,814     10,912   88,842      15,364     14,682   88,842
    6          13,401     8,371      7,919   88,612     11,950     11,358   88,612      16,742     16,140   88,612
    7          14,071     8,112      7,747   88,782     12,314     11,813   88,782      18,244     17,742   88,782
    8          14,775     7,656      7,573   88,752     12,677     12,275   88,752      19,681     19,479   88,752
    9          15,513     7,801      7,396   88,722     13,046     12,745   88,722      21,665     21,364   88,722
   10          16,289     7,348      7,346   88,692     13,421     13,421   88,692      23,609     23,609   88,692
   11          17,103     7,126      7,126   88,652     13,872     13,672   88,662      25,857     25,857   88,662
   12          17,959     6,900      6,900   88,632     14,331     14,331   88,632      28,319     28,319   88,632
   13          18,856     6,669      6,669   88,802     14,798     14,798   88,602      31,015     31,015   88,602
   14          19,799     6,428      6,428   88,572     15,271     15,271   88,572      33,968     33,968   88,572
   15          20,789     6,177      6,177   88,542     15,748     15,748   88,542      37,202     37,202   88,542
   16          21,829     5,911      5,911   88,512     16,227     16,227   88,512      40,745     40,745   88,512
   17          22,920     5,629      5,629   88,482     16,705     16,705   88,452      44,627     44,627   88,482
   18          24,066     5,327      5,327   88,452     17,180     17,180   88,452      48,882     48,882   88,452
   19          25,270     5,000      5,000   88,422     17,647     17,647   88,422      53,549     53,549   88,422
   20          26,533     4,643      4,643   88,392     18,102     18,102   88,392      58,702     58,702   88,422
   25          33,864     2,133      2,133   88,242     19,940     19,940   88,242      93,063     93,063  111,676
   30          43,219         0          0   10,000     19,839     19,839   88,092     147,084    147,084  169,146
   35          55,160         0          0   10,000     14,454     14,454   87,942     231,802    231,802  243,392
   40          70,400         0          0   10,000          0          0   10,000     366,241    366,241  383,503
   45          89,850         0          0   10,000          0          0   10,000     568,726    568,726  597,163

ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ILLUSTRATIONS OF CASH VALUES,
                     SURRENDER VALUES, AND DEATH BENEFITS

     The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.

     The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.94%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 1.01%. KILICO anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fees waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

     The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard Class (NT) is the lower of (a) 0.25% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NT) is the lower of (a) 0.20% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. We may change the current asset based cost of insurance charge. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the approximate net annual investment rate of return of -0.94%, 5.06% and 11.06%, respectively. Cost of insurance rates vary by age, sex, and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

     The values shown are for Policies issued to standard non-tobacco Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

     The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

     Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and Premium payment requested.

                                  INDIVIDUAL
       MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY MALE STANDARD NON-SMOKER [$3,000,000] INITIAL PREMIUM ISSUE AGE [40]
                     $16,397,376 INITIAL SPECIFIED AMOUNT

                      VALUES -- CURRENT COST OF INSURANCE

                                 0% Hypothetical                   6% Hypothetical                     12% Hypothetical
                             Gross Investment Return           Gross Investment Return              Gross Investment Return
                            -------------------------         --------------------------          ---------------------------
            Premium
 Policy    Paid Plus       Cash     Surrender    Death        Cash      Surrender    Death       Cash       Surrender    Death
  Year   Interest at 5%    Value      Value     Benefit       Value      Value      Benefit      Value        Value     Benefit
  ---    --------------  ---------  ---------  ----------   ---------  ----------  ---------    --------    ---------  ----------
    1      3,150,000     2,915,826  2,653,402  16,397,376   3,092,572   2,814,241  16,397,376   3,269,325   2,975,086  16,397,376
    2      3,307,500     2,834,014  2,585,329  16,397,376   3,188,001   2,908,254  16,397,376   3,562,829   3,270,329  16,397,376
    3      3,472,875     2,754,497  2,525,185  16,397,376   3,286,374   3,012,783  16,397,376   3,882,681   3,605,181  16,397,376
    4      3,646,519     2,677,212  2,484,452  16,397,376   3,387,783   3,147,783  16,397,376   4,231,249   3,991,249  16,397,376
    5      3,828,845     2,602,095  2,438,163  16,397,376   3,492,321   3,282,321  16,397,376   4,611,110   4,401,110  16,397,376
    6      4,020,287     2,529,085  2,392,515  16,397,376   3,600,085   3,420,085  16,397,376   5,025,072   4,845,072  16,397,376
    7      4,221,301     2,458,124  2,347,509  16,397,376   3,711,174   3,561,174  16,397,376   5,476,198   5,326,198  16,397,376
    8      4,432,366     2,389,154  2,303,145  16,397,376   3,825,691   3,705,691  16,397,376   5,967,823   5,847,823  16,397,376
    9      4,653,985     2,322,119  2,259,422  16,397,376   3,943,742   3,853,742  16,397,376   6,503,585   6,413,585  16,397,376
   10      4,886,684     2,256,965  2,256,965  16,397,376   4,065,435   4,065,435  16,397,376   7,087,444   7,087,444  16,397,376
   11      5,131,018     2,207,953  2,207,953  16,397,376   4,218,229   4,218,229  16,397,376   7,774,117   7,774,117  16,397,376
   12      5,387,569     2,160,005  2,160,005  16,397,376   4,376,766   4,376,766  16,397,376   8,527,319   8,527,319  16,397,376
   13      5,656,947     2,113,099  2,113,099  16,397,376   4,541,262   4,541,262  16,397,376   9,353,495   9,353,495  16,397,376
   14      5,939,795     2,067,211  2,067,211  16,397,376   4,711,939   4,711,939  16,397,376  10,259,716  10,259,716  16,397,376
   15      6,236,785     2,022,319  2,022,319  16,397,376   4,889,032   4,889,032  16,397,376  11,253,737  11,253,737  16,880,606
   16      6,548,624     1,978,403  1,978,403  16,397,376   5,072,780   5,072,780  16,397,376  12,344,065  12,344,065  18,022,335
   17      6,876,055     1,935,440  1,935,440  16,397,376   5,263,434   5,263,434  16,397,376  13,540,030  13,540,030  19,226,843
   18      7,219,858     1,893,410  1,893,410  16,397,376   5,461,254   5,461,254  16,397,376  14,851,867  14,851,867  20,495,577
   19      7,580,851     1,852,292  1,852,292  16,397,376   5,666,508   5,666,508  16,397,376  16,290,803  16,290,803  21,829,676
   20      7,959,893     1,812,068  1,812,068  16,397,376   5,879,477   5,879,477  16,397,376  17,869,151  17,869,151  23,229,896
   25     10,159,065     1,623,676  1,623,676  16,397,376   7,070,572   7,070,572  16,397,376  28,373,380  28,373,380  34,048,056
   30     12,965,827     1,454,870  1,454,870  16,397,376   8,502,965   8,502,965  16,397,376  45,052,430  45,052,430  51,810,294
   35     16,548,046     1,303,614  1,303,614  16,397,376  10,225,539  10,225,539  16,397,376  71,536,117  71,536,117  75,112,923
   40     21,119,966     1,168,083  1,168,083  16,397,376  12,297,082  12,297,082  16,397,376 113,588,015 113,588,015 119,267,416
   45     26,955,023     1,046,643  1,046,643  16,397,376  14,788,288  14,788,288  16,397,376 180,359,764 180,359,764 189,377,752

ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  INDIVIDUAL
       MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY MALE STANDARD NON-SMOKER [$3,000,000] INITIAL PREMIUM ISSUE AGE [40]
                     $16,397,376 INITIAL SPECIFIED AMOUNT

                    VALUES -- GUARANTEED COST OF INSURANCE

                                 0% Hypothetical                      6% Hypothetical                       12% Hypothetical
                             Gross Investment Return             Gross Investment Return                Gross Investment Return
                         --------------------------------    --------------------------------      ---------------------------------
            Premium
 Policy    Paid Plus       Cash     Surrender    Death         Cash      Surrender    Death         Cash       Surrender    Death
  Year   Interest at 5%    Value      Value     Benefit        Value      Value      Benefit        Value        Value     Benefit
  ---    --------------  ---------  ---------  ----------    ---------  ----------  ----------     --------    ---------  ----------
    1      3,150,000     2,891,482  2,631,249  16,397,376    3,067,843   2,791,737  16,397,376     3,244,232   2,952,251  16,397,376
    2      3,307,500     2,783,077  2,538,852  16,397,376    3,135,673   2,660,518  16,397,376     3,509,217   3,216,717  16,397,376
    3      3,472,875     2,674,608  2,451,947  16,397,376    3,203,380   2,936,699  16,397,376     3,796,900   3,519,400  16,397,376
    4      3,646,519     2,585,761  2,381,026  16,397,376    3,270,716   3,035,224  16,397,376     4,109,299   3,659,299  16,397,376
    5      3,828,845     2,456,224  2,301,482  16,397,376    3,337,427   3,127,427  16,397,376     4,448,663   4,238,663  16,397,376
    6      4,020,287     2,345,545  2,216,886  16,397,376    3,403,119   3,223,119  16,397,376     4,817,369   4,637,369  16,397,376
    7      4,221,301     2,233,412  2,132,909  16,397,376    3,467,525   3,317,525  16,397,376     5,218,204   5,068,204  16,397,376
    8      4,432,366     2,119,510  2,043,208  16,397,376    3,530,366   3,410,366  16,397,376     5,654,272   5,534,272  16,397,376
    9      4,653,985     2,003,383  1,949,292  16,397,376    3,591,229   3,501,229  16,397,376     6,128,930   6,038,930  16,397,376
   10      4,886,684     1,884,589  1,884,569  16,397,376    3,649,682   3,649,682  16,397,376     6,645,943   6,645,943  16,397,376
   11      5,131,018     1,771,391  1,771,391  16,397,376    3,723,861   3,723,861  16,397,376     7,245,774   7,245,774  16,397,376
   12      5,387,569     1,653,108  1,653,108  16,397,376    3,795,185   3,795,185  16,397,376     7,903,354   7,903,354  16,397,376
   13      5,656,947     1,528,649  1,528,649  16,397,376    3,862,686   3,862,686  16,397,376     8,624,744   8,624,744  16,397,376
   14      5,939,795     1,396,774  1,396,774  16,397,376    3,925,233   3,925,233  16,397,376     9,416,822   9,416,822  16,397,376
   15      6,236,785     1,256,364  1,256,364  16,397,376    3,981,774   3,981,774  16,397,376    10,287,588  10,287,588  16,397,376
   16      6,548,624     1,106,111  1,106,111  16,397,376    4,031,079   4,031,079  16,397,376    11,245,723  11,245,723  16,418,756
   17      6,876,055       944,821    944,821  16,397,376    4,071,981   4,071,981  16,397,376    12,295,993  12,295,993  17,460,309
   18      7,219,858       771,560    771,560  16,397,376    4,103,500   4,103,500  16,397,376    13,444,168  13,444,168  18,552,952
   19      7,580,851       584,558    584,558  16,397,376    4,123,948   4,123,948  16,397,376    14,699,847  14,699,847  19,697,795
   20      7,959,893       381,637    381,637  16,397,376    4,131,268   4,131,268  16,397,376    16,073,739  16,073,739  20,695,861
   25     10,159,065             0          0   3,000,000    3,869,776   3,869,776  16,397,376    25,110,704  25,110,704  30,132,845
   30     12,965,827             0          0   3,000,000    2,693,826   2,693,826  16,397,376    39,091,646  39,091,646  44,955,392
   35     16,548,046             0          0   3,000,000            0           0   3,000,000    60,861,242  60,861,242  63,904,304
   40     21,119,966             0          0   3,000,000            0           0   3,000,000    95,232,009  95,232,009  99,993,609
   45     26,955,023             0          0   3,000,000            0           0   3,000,000   147,202,691 147,202,691 154,562,826

ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
       MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                    MALE STANDARD NON-SMOKER ISSUE AGE [45]
                   FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                         [$3,000,000] INITIAL PREMIUM
                     $26,688,450 INITIAL SPECIFIED AMOUNT

                      VALUES -- CURRENT COST OF INSURANCE

                                 0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                             Gross Investment Return           Gross Investment Return              Gross Investment Return
                            -------------------------         --------------------------          ---------------------------
            Premium
 Policy    Paid Plus       Cash     Surrender    Death        Cash      Surrender    Death       Cash       Surrender    Death
  Year   Interest at 5%    Value      Value     Benefit       Value      Value      Benefit      Value        Value     Benefit
  ---    --------------  ---------  ---------  ----------   ---------  ----------  ---------    --------    ---------  ----------
    1      3,150,000     2,920,790  2,657,919  26,688,450   3,097,911   2,819,099  26,688,450   3,275,041   2,980,287  26,688,450
    2      3,307,500     2,843,602  2,594,076  26,688,450   3,199,107   2,918,385  26,688,450   3,575,554   3,283,054  26,688,450
    3      3,472,875     2,768,385  2,537,916  26,688,450   3,303,697   3,028,664  26,688,450   3,903,899   3,626,399  26,688,450
    4      3,646,519     2,695,087  2,501,041  26,688,450   3,411,795   3,171,795  26,688,450   4,262,654   4,022,654  26,688,450
    5      3,828,845     2,623,592  2,458,306  26,688,450   3,523,451   3,313,451  26,688,450   4,654,567   4,444,567  26,688,450
    6      4,020,287     2,553,037  2,415,173  26,688,450   3,637,976   3,457,976  26,688,450   5,081,925   4,901,925  26,688,450
    7      4,221,301     2,483,210  2,371,466  26,688,450   3,755,297   3,605,297  26,688,450   5,547,872   5,397,872  26,688,450
    8      4,432,366     2,414,745  2,327,814  26,688,450   3,875,299   3,755,299  26,688,450   6,055,824   5,935,824  26,688,450
    9      4,653,985     2,348,166  2,263,632  26,688,450   3,997,824   3,877,824  26,688,450   6,609,495   6,489,495  26,688,450
   10      4,886,684     2,283,424  2,283,424  26,688,450   4,123,249   4,123,249  26,688,450   7,212,924   7,212,924  26,688,450
   11      5,131,018     2,233,837  2,233,837  26,688,450   4,278,216   4,278,216  26,688,450   7,911,754   7,911,754  26,688,450
   12      5,387,569     2,185,327  2,185,327  26,688,450   4,439,008   4,439,008  26,688,450   8,678,291   8,678,291  26,688,450
   13      5,656,947     2,137,871  2,137,871  26,688,450   4,605,843   4,605,843  26,688,450   9,519,094   9,519,094  26,688,450
   14      5,939,795     2,091,445  2,091,445  26,688,450   4,778,947   4,778,947  26,688,450  10,441,360  10,441,360  26,688,450
   15      6,236,785     2,046,027  2,046,027  26,688,450   4,958,558   4,958,558  26,688,450  11,452,980  11,452,980  26,688,450
   16      6,548,624     2,001,595  2,001,595  26,688,450   5,144,920   5,144,920  26,688,450  12,562,611  12,562,611  26,688,450
   17      6,876,055     1,958,129  1,958,129  26,688,450   5,338,285   5,338,285  26,688,450  13,779,750  13,779,750  26,688,450
   18      7,219,858     1,915,606  1,915,606  26,688,450   5,538,918   5,538,918  26,688,450  15,114,813  15,114,813  26,688,450
   19      7,580,851     1,874,007  1,874,007  26,688,450   5,747,091   5,747,091  26,688,450  16,579,224  16,579,224  26,688,450
   20      7,959,893     1,833,311  1,833,311  26,688,450   5,963,089   5,963,089  26,688,450  18,185,516  18,185,516  26,688,450
   25     10,159,065     1,642,710  1,642,710  26,688,450   7,171,122   7,171,122  26,688,450  28,875,717  28,875,717  34,650,861
   30     12,965,827     1,471,925  1,471,925  26,688,450   8,623,885   8,623,885  26,688,450  45,850,062  45,850,062  52,727,571
   35     16,548,046     1,318,896  1,318,896  26,688,450  10,370,956  10,370,956  26,688,450  72,802,631  72,802,631  76,442,763
   40     21,119,966     1,181,776  1,181,776  26,688,450  12,471,958  12,471,958  26,688,450 115,599,039 115,599,039 121,378,991
   45     26,955,023     1,058,913  1,058,913  26,688,450  14,998,591  14,998,591  26,688,450 183,552,950 183,552,950 192,730,598

ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
       MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                    MALE STANDARD NON-SMOKER ISSUE AGE [45]
                   FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                          [$3,000,000] INITIAL PREMIUM
                     $26,688,450 INITIAL SPECIFIED AMOUNT

                    VALUES -- GUARANTEED COST OF INSURANCE

                                 0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                             Gross Investment Return           Gross Investment Return              Gross Investment Return
                            -------------------------         --------------------------          ---------------------------
            Premium
 Policy    Paid Plus       Cash     Surrender    Death        Cash      Surrender    Death       Cash       Surrender    Death
  Year   Interest at 5%    Value      Value     Benefit       Value      Value      Benefit      Value        Value     Benefit
  ---    --------------  ---------  ---------  ----------   ---------  ----------  ---------    --------    ---------  ----------
    1      3,150,000     2,920,762  2,657,894  26,688,450   3,097,883   2,819,074  26,688,450   3,275,013   2,980,262  26,688,450
    2      3,307,500     2,843,548  2,594,026  26,688,450   3,199,049   2,918,332  26,688,450   3,575,493   3,282,993  26,688,450
    3      3,472,875     2,768,305  2,537,843  26,688,450   3,303,607   3,028,582  26,688,450   3,903,799   3,626,299  26,688,450
    4      3,646,519     2,694,983  2,500,945  26,688,450   3,411,671   3,171,671  26,688,450   4,262,508   4,022,508  26,688,450
    5      3,828,845     2,623,466  2,458,188  26,688,450   3,523,291   3,313,291  26,688,450   4,654,368   4,444,368  26,688,450
    6      4,020,287     2,552,890  2,415,034  26,688,450   3,637,779   3,457,779  26,688,450   5,081,664   4,901,664  26,688,450
    7      4,221,301     2,483,043  2,371,306  26,688,450   3,755,059   3,605,059  26,688,450   5,547,539   5,397,539  26,688,450
    8      4,432,366     2,413,677  2,326,784  26,688,450   3,875,017   3,755,017  26,688,450   6,055,409   5,935,409  26,688,450
    9      4,653,985     2,344,501  2,281,199  26,688,450   3,997,497   3,907,497  26,688,450   6,608,984   6,518,984  26,688,450
   10      4,886,684     2,275,178  2,275,178  26,688,450   4,122,289   4,122,289  26,688,450   7,212,304   7,212,304  26,688,450
   11      5,131,018     2,216,419  2,216,419  26,688,450   4,270,496   4,270,496  26,688,450   7,909,327   7,909,327  26,688,450
   12      5,387,569     2,156,083  2,156,083  26,688,450   4,421,893   4,421,893  26,688,450   8,672,794   8,672,794  26,688,450
   13      5,656,947     2,093,647  2,093,647  26,688,450   4,576,138   4,576,138  26,688,450   9,509,033   9,509,033  26,688,450
   14      5,939,795     2,028,478  2,028,478  26,688,450   4,732,775   4,732,775  26,688,450  10,424,990  10,424,990  26,688,450
   15      6,236,785     1,959,880  1,959,880  26,688,450   4,891,286   4,891,286  26,688,450  11,428,375  11,428,375  26,688,450
   16      6,548,624     1,887,013  1,887,013  26,688,450   5,051,009   5,051,009  26,688,450  12,527,705  12,527,705  26,688,450
   17      6,876,055     1,808,993  1,808,993  26,688,450   5,211,228   5,211,228  26,688,450  13,732,504  13,732,504  26,688,450
   18      7,219,858     1,724,760  1,724,760  26,688,450   5,371,063   5,371,063  26,688,450  15,053,376  15,053,376  26,688,450
   19      7,580,851     1,633,109  1,633,109  26,688,450   5,529,483   5,529,483  26,688,450  16,502,209  16,502,209  26,688,450
   20      7,959,893     1,532,504  1,532,504  26,688,450   5,685,156   5,685,156  26,688,450  18,092,321  18,092,321  26,688,450
   25     10,159,065       811,075    811,075  26,688,450   6,347,645   6,347,645  26,688,450  28,689,074  28,689,074  34,426,888
   30     12,965,827             0          0   3,000,000   6,469,705   6,469,705  26,688,450  45,342,145  45,342,145  52,143,466
   35     16,548,046             0          0   3,000,000   5,096,438   5,096,438  26,688,450  71,458,799  71,458,799  75,031,739
   40     21,119,966             0          0   3,000,000           0           0   3,000,000 112,594,637 112,594,637 118,224,369
   45     26,955,023             0          0   3,000,000           0           0   3,000,000 175,323,960 175,323,960 184,090,158

ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISION.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.